Exhibit 10.2

This instrument prepared by or under the supervision of (and after recording should be returned to):

Name:	David S. Hall, Esq.
Address:	Thacher Proffitt & Wood LLP
Two World Financial Center
	New York, New York 10281	(Space reserved for Clerk of Court)
MORTGAGE CONSOLIDATION
AND SPREADER AGREEMENT
     THIS MORTGAGE CONSOLIDATION AND SPREADER AGREEMENT (this “Agreement”) is made as of October 10, 2006 by and between TARRAGON LUGANO LLC, a Delaware limited liability company, BALLANTRAE TARRAGON LLC, a Florida limited liability company, REFLECTION LAKES TARRAGON, LLC, a Florida limited liability company, OMNI MONTERRA LLC, a Florida limited liability company, YBOR CITY TARRAGON, LLC, a Delaware limited liability company, and MADISON AT PARK WEST TARRAGON, LLC, a South Carolina limited liability company (each a “Borrower” and collectively the “Borrowers”), having an address c/o 423 West 55th Street, 12th Fl., New York, New York 10019, and BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation (“Lender”), whose address is 200 Park Avenue, New York, New York 10166.
NOTICE TO RECORDER: This Agreement amends and renews five (5) previous Florida mortgages identified in attached Exhibit B as the “Original Florida Mortgages” and consolidates them into one singular mortgage instrument made by the Borrowers party hereto, encumbering the five Florida properties identified herein and therein and spreading the lien of the consolidated mortgage to encumber a sixth mortgaged property located in the State of South Carolina. All required Florida documentary stamp taxes and nonrecurring intangible personal property taxes were previously paid upon recordation of the five Original Florida Mortgages in the Public Records of the various Florida counties identified in Exhibit B, in each case based on the respective principal amounts of the original promissory notes respectively secured thereby. The aggregate outstanding principal balance of the five Florida loans secured by the Original Florida Mortgages prior to this amendment was $196,426,806, and in connection with this amendment the Borrowers are paying down the aggregate outstanding principal balance of the five Florida loans to $192,114,000.
As amended and consolidated by this Agreement, the Original Florida Mortgages together: (i) encumber Florida real property located in various counties, having an aggregate approximate value of $250,800,000, (ii) encumber real property located in the State of South Carolina having an approximate value of $35,600,000, and (iii) secure six separate loans in the aggregate principal amount of $215,000,000, with five such loans being renewals of the five Florida loans secured by the Original Florida Mortgages and the sixth loan being a renewal of an existing loan to the owner of the South Carolina property. Pursuant to Sections 201.08(5) and 199.133(2) of the Florida Statutes and regulations promulgated thereunder, the amended and consolidated mortgages are subject to additional Florida documentary stamp taxes and intangible taxes based on the increase, if any, in the Florida tax base resulting from the application of rules limiting the tax base when there is collateral in more than one state.
Pursuant to Rule 12B-4.053(31)(b) of the Florida Administrative Code, the tax base for documentary stamp tax on a multi-state mortgage recorded in Florida that pledges both property inside Florida and property outside Florida is the percentage of the secured indebtedness which the value of the Florida mortgaged property bears to the total value of all the security, wherever located. The $250,800,000 value of the Florida mortgaged property represents 86.7219 percent of the total value of all the collateral ($286,400,000), and said percentage of the $215,000,000 aggregate principal amount of the loans is $186,452,051, which when rounded up to the next $100 (i.e., to ($186,452,100) is the documentary stamp tax base for the amended and consolidated mortgages. Pursuant to Rule 12C-2.004(2)(b) of the Florida Administrative Code, the tax base for nonrecurring intangible personal property taxes on the amended and consolidated mortgages is also based on 86.7219 percent of the $215,000,000 aggregate principal amount of the loans, or $186,452,051. Because the tax base for the amended and consolidated mortgages is lower than the previous tax base on which stamp taxes and intangible taxes were paid (i.e., the outstanding $192,114,000 principal balance secured by the Original Florida Mortgages and renewed hereby), no additional stamp taxes or intangible taxes are payable with respect to this Agreement or the amended and consolidated mortgages.

W I T N E S S E T H:
     WHEREAS, Lender is the owner and holder of the five mortgages more particularly described in attached Exhibit B (the “Original Florida Mortgages”) and respectively recorded in the Public Records of Palm Beach County, Hillsborough County, Lee County, and Seminole County, Florida, respectively made by the following Borrowers: TARRAGON LUGANO LLC, a Delaware limited liability company, BALLANTRAE TARRAGON LLC, a Florida limited liability company, REFLECTION LAKES TARRAGON, LLC, a Florida limited liability company, OMNI MONTERRA LLC, a Florida limited liability company, and YBOR CITY TARRAGON, LLC, a Delaware limited liability company;
     WHEREAS, the Original Florida Mortgages respectively encumber the lands more particularly described in Exhibit A-1 (Palm Beach County, Florida), Exhibit A-2 (Seminole County, Florida), Exhibit A-3 (Lee County, Florida), Exhibit A-4 (Lee County, Florida) and Exhibit A-5 (Hillsborough County, Florida), and all improvements thereon, leases and rents thereof, and other collateral pertaining thereto described in the Original Florida Mortgages (collectively, the “Florida Property”), each to secure a loan from Lender to the respective Borrower in the original principal amount set forth in attached Exhibit B (the “Original Florida Loans”), each evidenced by one or more promissory notes of even date with the respective Original Florida Mortgage in said aggregate original principal amount made by the respective Borrower in favor of Lender (the “Original Florida Notes”), and each governed by a Loan Agreement of even date with the respective Original Florida Mortgage made by Lender and the respective Borrower (the “Original Florida Loan Agreements,” and together with the Original Florida Mortgages and the Original Florida Notes, the “Original Florida Documents”);
     WHEREAS, Borrower MADISON AT PARK WEST TARRAGON, LLC, a South Carolina limited liability company (“Madison”), is the owner of the lands more particularly described in attached Exhibit A-6 (Charleston County, South Carolina), and all improvements thereon, leases and rents thereof, and other collateral pertaining thereto (the “South Carolina Property”), and Madison is the Borrower of an existing loan from Lender in the original principal amount of $23,400,000.00 (the “Original Madison Loan”) evidenced by a promissory note dated November 8, 2005 in said original principal amount made by Madison in favor of Lender (the “Original Madison Note”) and governed by a Loan Agreement of even date therewith made by Lender and Madison (the “Original Madison Loan Agreement”);
     WHEREAS, the Original Florida Loans and the Original Madison Loan are referred to herein collectively as the “Original Loans,” the Original Florida Notes and the Original Madison Note are referred to herein collectively as the “Original Notes,” the Original Florida Loan Agreement and the Original Madison Loan Agreement are referred to herein collectively as the “Original Loan Agreements,” and the Original Florida Documents and the Original Madison Note and the Original Madison Loan Agreement are referred to herein collectively as the “Original Documents”; and
     WHEREAS, Lender is willing to extend the maturity date of the Original Loans and to amend other terms of the Original Loans and the Original Documents as requested by the Borrowers, provided that each Borrower (i) agrees to consolidate the Original Florida Mortgages into one mortgage instrument encumbering all of the Florida Property as security for all of said extended and amended indebtedness, (ii) spreads the lien of said consolidated mortgage to encumber the South Carolina Property as security for all of said extended and amended indebtedness, (iii) amends and restates the Original Florida Mortgages as so consolidated and spread to contain terms and conditions acceptable to Lender as provided hereinafter, including without limitation provisions cross-defaulting said extended and amended indebtedness and cross-collateralizing the same by all of the Florida Property and the South Carolina Property, (iv) repays a portion of the principal balance outstanding under its respective Original Loan so that the reduced aggregate principal balance outstanding under all the Original Loans shall be $215,000,000, (v) executes and delivers to Lender one or more renewal promissory notes evidencing its respective Original Loan as so reduced, extended and amended, and (vi) enters into an amendment of its respective Original Loan Agreement;
     NOW, THEREFORE, in consideration of the foregoing recitals and the sum of TEN DOLLARS and other good and valuable consideration, Borrowers and Lender agree that the foregoing recitals are true and correct and further agree as follows:
1. DEFINITIONS
     In addition to the capitalized terms defined in the foregoing recitals and set forth below, the capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement. The following capitalized terms shall have the following respective meanings:
     (a) “Loans” means the Original Florida Loans and the Original Madison Loan, each as extended and amended in connection with this Agreement, in the aggregate principal amount of $215,000,000 and in the respective principal amounts set forth in Section 2(a) below.
     (b) “Mortgage” means the Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith made by the Borrowers and Lender to amend further and to restate and supersede in their entirety the Original Florida Mortgages as consolidated and amended hereby.
     (c) “Notes” means the Amended and Restated Promissory Notes of even date herewith executed in favor of Lender by each of the respective Borrowers (together with all notes issued in full or partial replacements thereof, or in substitution or exchange therefor, and all amendments thereto) to evidence the renewal of the reduced principal balance outstanding under the respective Original Notes previously made in favor of Lender by each of the Borrowers.
     (d) “Loan Agreements” means the Original Loan Agreements, each as amended by an Amendment to Loan Agreement of even date herewith executed by Lender and the respective Borrower to govern the separate Loan made by Lender to such Borrower.
     (e) “Property” means the Florida Property and the South Carolina Property.
2. RENEWAL LOANS
     (a) By the execution and delivery of its respective Note or Notes to Lender by each of the Borrowers, the outstanding principal balance of the Original Loan owing under the Original Note or Original Notes made by such Borrower has been renewed and the maturity thereof has been extended to the new maturity date set forth in the respective Loan Agreement. The following Loans are and shall be evidenced by the respective Notes made by the respective Borrowers of even date herewith, as set forth below:

Principal Amount of Notes and
Borrower	Loans
Tarragon Lugano LLC	$53,303,000

Ballantrae Tarragon LLC	$40,393,000

Reflection Lakes Tarragon, LLC	$50,076,000

Omni Monterra LLC	$41,200,000

Ybor City Tarragon, LLC	$7,142,000

Madison at Park West Tarragon, LLC	$22,886,000

Aggregate Principal Amount:	$215,000,000
     (b) Each Loan shall bear interest as provided in the respective Note or Notes and Loan Agreement, shall be governed by the respective Loan Agreement and is secured by the Original Florida Mortgages (as consolidated and amended hereby) and by any other security documents executed by any Borrower from time to time in favor of Lender.
     (c) Each Borrower acknowledges and agrees that the aggregate principal amount of its respective Note or Notes as set forth above represents the principal balance outstanding under its respective Original Loan after giving effect to the partial repayment required by Lender from such Borrower as a condition to extending and amending the Original Loans, and that said principal amount has been fully advanced to such Borrower.
     (d) Each of the Notes is being made solely by the same Borrower that executed the respective Original Note renewed thereby. Each Borrower is and shall be separately liable as a maker with respect to its Note or Notes only, and no Borrower has assumed or shall be liable as a maker with respect to any of the other Notes executed by any of the other Borrowers. Nothing contained in this Agreement shall impair or otherwise adversely affect any guaranty of payment made in favor of Lender by any Borrower from time to time.
     (e) The renewal of the Original Loans evidenced by this Agreement and by the execution and delivery of the respective Notes is not a repayment or novation of the Original Loans. Neither this Agreement nor the Mortgage shall impair or otherwise adversely affect the priority of the liens and security interests of any of the Original Florida Mortgages or any other security instrument securing any of the Original Loans, all of which shall remain in full force and effect as modified by this Agreement and by the Mortgage.
     (f) The Borrowers represent to Lender that: (i) the Notes evidencing the renewal and refinancing of the respective outstanding principal amounts of the Original Loans are exempt from Florida documentary stamp taxes as provided in Section 201.09 of the Florida Statutes and exempt from Florida non-recurring intangible personal property taxes as provided in Section 199.145(4) of the Florida Statutes; and (ii) this Agreement and the amendment and consolidation of the Original Florida Mortgages as set forth in this Agreement are exempt from said taxes for the reasons set forth in the “Notice to Recorder” provision on the first page of this Agreement. The Borrowers jointly and severally agree to indemnify, defend and hold Lender harmless from any such stamp taxes or intangible taxes that may be imposed, assessed or asserted by the State of Florida or any political subdivision thereof against Lender on account of this Agreement, the Loans, the Notes, the Mortgage or any other instrument or document executed, delivered or recorded in connection herewith, together with any interest or penalties pertaining thereto and any attorney’s fees or other expenses incurred by Lender in connection therewith.
3. MORTGAGE CONSOLIDATION AGREEMENT
     Each Borrower party to this Agreement hereby agrees with Lender that all of the Original Florida Mortgages are hereby modified and consolidated into one singular mortgage instrument in favor of Lender encumbering all of the Florida Property as security for all of the Loans, and each Borrower hereby ratifies and confirms the lien of the consolidated Original Florida Mortgages with respect to the portion of the Florida Property owned by such Borrower. The Florida Property includes lands lying in two or more counties in the State of Florida, and this Agreement has been executed in multiple counterparts so that separate original counterparts can be recorded in each such county, but all of the counterparts together and all of the Original Florida Mortgages as consolidated hereby shall constitute one singular mortgage instrument encumbering all of the Florida Property wherever located. In accordance with Section 702.04 of the Florida Statutes, each Borrower agrees that at Lender’s option the Original Florida Mortgages as consolidated hereby may be foreclosed in any one of said counties as determined by Lender, and all foreclosure proceedings shall be had in that county as if all the Florida Property lay therein, except that notice of the foreclosure sale shall be published in every county wherein lies any of the Florida Property to be sold. After final disposition of the foreclosure suit, the clerk of the circuit court shall prepare and forward a certified copy of the decree of foreclosure and sale and of the decree of confirmation of sale to the clerk of the circuit court of every other county wherein lies any of the Florida Property, to be recorded in the foreign judgment records of each such other county, and the costs of such copies and of the record thereof shall be taxed as costs in the foreclosure proceedings.
4. MORTGAGE SPREADER AGREEMENT
     As security for the Loans and subject to the terms and conditions set forth in the Original Florida Mortgages as consolidated by this Agreement, Madison hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, delivers, sets over, warrants and confirms to Lender, and grants Lender a security interest in, and agrees that the lien of the Original Florida Mortgages as so consolidated is hereby spread and extended to encumber with the same force and effect as if originally set forth therein, all of Madison’s right, title and interest in and to the South Carolina Property more particularly described in Exhibit A-6 attached hereto, together with and all improvements thereon, leases and rents thereof, and other collateral of the types described in the Original Florida Mortgages and located on or pertaining to the South Carolina Property. The South Carolina Property is located outside of the State of Florida, and Madison shall record this Agreement or such other security documents as may be required by applicable law in the appropriate filing or recording offices of the county in which the South Carolina

Property is be located, in order to perfect the lien and security interest granted herein to Lender against the South Carolina Property as security for the Loans.
5. CROSS-DEFAULT AND CROSS-COLLATERALIZATION
     (a) Each Borrower party to this Agreement hereby agrees with Lender that any default or “Default” or “Event of Default” (i) occurring with respect to any Loan made to any Borrower or (ii) occurring under the terms of any Note or Loan Agreement executed by any Borrower or (iii) occurring under terms of the Mortgage with respect to any Borrower or the respective Property owned by such Borrower, shall, after giving effect to any applicable notice, grace or cure provisions contained therein, also constitute a default, “Default” or “Event of Default” respectively under all of the other Loans, under all of the other Notes and Loan Agreements, and under the Mortgage with respect to all the Borrowers and all the Property described in the Mortgage.
     (b) Each Borrower party to this Agreement hereby agrees with Lender that all of the Property described in the Mortgage and any other collateral securing any of the Loans shall stand as collateral security for all of the Loans, and Lender may pursue any and all remedies available under applicable law against any of the Property or other collateral in any order that Lender may determine in its sole discretion for the payment of any of the Loans, each Borrower hereby waiving any right to have any such Property or any other collateral marshalled or applied to the payment of any obligations in any particular order.
6. AMENDMENT AND RESTATEMENT
     (a) In order to induce Lender to extend and amend the Original Loans and to enter into this Agreement, the Loan Agreements and the other documents pertaining to the Loans, each Borrower hereby agrees that such Borrower has no claims, offsets or defenses against Lender or against enforcement of the terms of the Original Documents against such Borrower, and each Borrower waives and relinquishes any such claims, offsets or defenses whatsoever that such Borrower may now have.
     (b) In addition to the modifications of the Original Florida Mortgages set forth in this Agreement, Borrowers and Lender have concurrently herewith executed and delivered multiple counterparts of a certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (the “Mortgage”) to amend further and restate the terms and provisions of the Original Florida Mortgages (as consolidated and amended hereby) in their entirety, and a counterpart of the Mortgage is to be recorded immediately following this Agreement in the Public Records of each Florida county in which this Agreement is recorded, whereupon the Mortgage shall supersede and replace the terms and provisions of this Agreement and the Original Florida Mortgages as so consolidated and amended hereby. Notwithstanding that the terms and provisions of the Original Florida Mortgages are being restated by the Mortgage, it is the intention of Borrowers and Lender that the Mortgage shall not constitute a novation of the Original Florida Mortgages but shall continue in full force and effect the lien and priority of each of the Original Florida Mortgages (as consolidated, spread and amended hereby) as security for the respective Original Loan identified therein (as modified hereby) as well as additional cross-security for the other Loans.

7. MISCELLANEOUS PROVISIONS
     7.1 Each Borrower hereby ratifies and confirms all of the terms, covenants, conditions, warranties, representations and agreements contained in the Original Documents, which shall remain in full force and effect as modified by this Agreement, the Notes, the Loan Agreements and the Mortgage.
     7.2 In the event of any conflict between the terms of any Loan Agreement and the terms of this Agreement, the terms of such Loan Agreement shall govern.
     7.3 All of the terms and provisions of this Agreement are and shall be binding on, and shall inure to the benefit of, Borrowers and Lender and their respective successors and assigns.
     7.4 Wherever used in this Agreement and unless the context otherwise requires, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders. Captions and paragraph headings contained in this Agreement are for convenience only and shall not affect its interpretation. All references in this Agreement to Exhibits, sections, subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Agreement, unless such reference expressly identifies another document. All references in this Agreement to sums expressed in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identifies another dollar-denominated currency.
     7.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.
     7.6 This Agreement consists of seven (7) numbered pages, plus unnumbered signature pages and seven (7) Exhibits (“A-1” through “A-6” inclusive and “B”), which are incorporated herein by this reference.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     WITNESS the due execution hereof as of the date first written above.
BORROWERS:
     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	REFLECTION LAKES TARRAGON, LLC, a Florida limited liability company

Print Name:	By:	Reflection Lakes Manager, Inc., a Nevada corporation, its manager

WITNESS:

By:

Charles D. Rubenstein

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                     , 2006 by                                         , the                                          , of                                         , a(n)                                         , as [manager/managing member] of each of REFLECTION LAKES TARRAGON, LLC, a Florida limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	MADISON AT PARK WEST TARRAGON, LLC, a South Carolina limited liability company

Print Name:	By:	Madison Tarragon Manager, Inc., a Nevada corporation, its managing member

WITNESS:

By:

Charles D. Rubenstein

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                                          , 2006 by                                      , the                                           of                                         , a(n)                                         , as [manager/managing member] of each of MADISON AT PARK WEST TARRAGON, LLC, a South Carolina limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	OMNI MONTERRA LLC, a Florida limited liability company

Print Name:	By:	Monterra Tarragon, Inc., a Nevada corporation, its managing ,member

WITNESS:

By:

Charles D. Rubenstein

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                                          , 2006 by                                , the                                           of                                         , a(n)                                         , as [manager/managing member] of each of OMNI MONTERRA LLC, a Florida limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	BALLANTRAE TARRAGON LLC, a Florida limited liability company

Print Name:	By:	Ballantrae Manager, Inc., a Nevada corporation, its managing member

WITNESS:

By:

Todd C. Minor

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                                          , 2006 by                                      , the                                           of                     , a(n)                                         , as [manager/managing member] of each of BALLANTRAE TARRAGON LLC, a Florida limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	YBOR CITY TARRAGON, LLC, a Delaware limited liability company

Print Name:	By:	Tarragon South Development Corp., a Nevada corporation, its managing member

WITNESS:

By:

Charles D. Rubenstein

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                                          , 2006 by                                     , the                                           of                     , a(n)                                         , as [manager/managing member] of each of YBOR CITY RARRAGON, LLC, a Delaware limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

WITNESS:	TARRAGON LUGANO LLC, a Delaware limited liability company

Print Name:	By:	Tarragon Corporation, a Nevada corporation, its sole member and manager

WITNESS:

By:

Charles D. Rubenstein

Print Name:			Executive Vice President

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this                      day of                     , 2006 by                                          , the                                           of                                         , a(n)                                         , as [manager/managing member] of each of TARRAGON LUGANO LLC, a Delaware limited liability company, on behalf of the companies. S/he is personally known to me or has produced a                                          as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

     LENDER:

Signed, sealed and delivered in the presence of these witnesses:	BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation

Witness:	By:

Name:
Print Name:		Title:

Witness:		[CORPORATE SEAL]

Print Name:

STATE OF		)

	)	SS:
COUNTY OF		)

     The foregoing instrument was acknowledged before me this              day of                                          , 2006 by                      as                                          of BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, on behalf of the corporation. S/he personally appeared before me and is personally known to me or produced                                          as identification and did not take an oath.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

EXHIBIT A-1
LEGAL DESCRIPTION
PALM BEACH COUNTY, FLORIDA
“VIA LUGANO”
OWNER & MORTGAGOR: TARRAGON LUGANO LLC

EXHIBIT A-2
LEGAL DESCRIPTION
SEMINOLE COUNTY, FLORIDA:
“BALLANTRAE”
OWNER & MORTGAGOR: BALLANTRAE TARRAGON LLC

EXHIBIT A-3
LEGAL DESCRIPTION
LEE COUNTY, FLORIDA
“PROMENADA”
OWNER & MORTGAGOR: REFLECTION LAKES TARRAGON, LLC

EXHIBIT A-4
LEGAL DESCRIPTION
LEE COUNTY, FLORIDA
“MONTERRA”
OWNER & MORTGAGOR: OMNI MONTERRA LLC

EXHIBIT A-5
LEGAL DESCRIPTION
HILLSBOROUGH COUNTY, FLORIDA
“QUARTER YBOR”
OWNER & MORTGAGOR: YBOR CITY TARRAGON, LLC

EXHIBIT A-6
LEGAL DESCRIPTION
CHARLESTON COUNTY, SOUTH CAROLINA
“CARRINGTON”
OWNER & MORTGAGOR: MADISON AT PARK WEST TARRAGON, LLC

EXHIBIT B
“ORIGINAL FLORIDA MORTGAGES”

“Property Name” /	Florida	Mortgage	Original Loan /
Borrower Name	County	Recorded in	Date of Note(s)

“VIA LUGANO” TARRAGON LUGANO LLC	Palm Beach	O.R. Book 19450 Page 1159	$60,000,000.00 October 14, 2005

“BALLANTRAE” BALLANTRAE TARRAGON LLC	Seminole	O.R. Book 6168 Page 158	$41,300,000.00 March 17, 2006

“PROMENADA” REFLECTION LAKES TARRAGON, LLC	Lee	Official Records Instrument No. 2006000064705	$51,200,000.00 February 8, 2006

“MONTERRA” OMNI MONTERRA LLC	Lee	Instrument No. 2005000046114	$42,125,000.00 September 23, 2005

“QUARTER YBOR” YBOR CITY TARRAGON, LLC	Hillsborough	O.R. Book 14894 Page 331	$56,950,000.00 April 13, 2005
Exhibit B - Original Florida Mortgages